UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 18, 2005


                        Investors Capital Holdings, Ltd.
             (Exact name of registrant as specified in its charter)



         Massachusetts                1-16349                    04-3284631
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)



                                230 Broadway East
                               Lynnfield, MA 01940
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 949-1422



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] (Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] (Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Director

C. Troy Shaver, Jr., who is the president of Dividend Growth Advisors, LLC ("DGA"), resigned as a director of the Company effective October 18, 2005 in order to avoid any appearance of conflict of interest relative to an anticipated agreement between DGA and an affiliate of the Company.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Investors Capital Holdings, Ltd.

                                          By /s/ Ted Charles
                                             -----------------------------------
                                             Ted Charles, President

Date: October 24, 2005












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